UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

MARATHON OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

_________________

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated October 23, 2003, issued by Marathon Oil Corporation.

Item 12.	Disclosure of Results of Operations and Financial Condition.

On October 23, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing third quarter 2003 earnings. The press release is being furnished as an exhibit to this report and is incorporated herein by reference.

The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section, nor incorporated by reference in any registration statement filed by Marathon under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: October 23, 2003	By: /s/ A.G.Adkins_____________________
A.G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated October 23, 2003, announcing Marathon’s financial results for the third quarter of 2003.